Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT

SECOND AMENDMENT, dated as of October 26, 2007 (this “Second Amendment”), to the Credit Agreement, dated as of July 25, 2007 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among Beazer Homes USA, Inc., a Delaware corporation (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”) and Wachovia Bank, National Association, as agent (in such capacity, the “Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders to amend the Credit Agreement, and the Lenders are agreeable to such request but only upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders, and the Agent agree as follows:

SECTION 1.  DEFINITIONS.  Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.

SECTION 2.  AMENDMENTS.

2.1  Amendment to Section 1.01.

(a)  Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition in its appropriate alphabetical order:

“Interim Period” means the period commencing the date on which any adverse judgment shall have been entered in the Senior Notes Litigation until the Restated Financial Statements Delivery Date.

(b)  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of Secured Borrowing Base in its entirety and inserting in lieu thereof the following:

“Secured Borrowing Base” means, with respect to any date of determination, an amount equal to the sum of the following assets of the Loan Parties with respect which the Borrower shall have satisfied the Secured Borrowing Base Conditions:  an amount equal to (i) 100% of the Unrestricted Cash plus (ii) 100% (or at any time during the Interim Period, 90%) of the book value of Receivables from Housing Unit Closings plus  (iii) 30% (or at any time during the Interim Period, 20%) of the book value of Lots under Development plus (iv) 50% (or at any time during the Interim Period, 40%) of the book value of Finished Lots plus (v) 65% (or at any time during the Interim Period, 45%) of the book value of Speculative Housing Units plus (vi) 80% (or at any time during the Interim Period, 60%) of the book value of Housing Units under Contract; provided that if the Agent has an Acceptable Appraisal with respect to a Real Property (or any portion thereof) that is included in the Secured Borrowing Base, then the amount of availability includable in the Secured Borrowing Base attributable to such Real Property (or portion thereof) shall be equal to the lesser of (A) the amounts calculated as set forth above and (B) the amounts that would be calculated as set forth using the Appraised Value of such Real Property (or portion thereof) instead of book value.  Notwithstanding anything to the contrary herein, (x) not more than 30% of the total aggregate Secured Borrowing Base (including, without limitation, Unrestricted Cash and Receivables) shall be comprised of Lots Under Development and Finished Lots and (y) not more than 25% of the total aggregate Secured Borrowing Base (including, without limitation, Unrestricted Cash and Receivables) shall be comprised of Secured Borrowing Base Assets of the type described in the foregoing clauses (iii) through (vi) that relate to property located in a Single Market.

2.2  Amendments to Section 2.01.2  Section 2.01.2 of the Credit Agreement is hereby amended by deleting each reference in clause (b)(v) thereof to “Issuing Lenders therefor” and inserting in lieu thereof “Issuer thereof”.

2.3  Amendments to Section 2.11.  Section 2.11(c) is hereby amended by deleting the reference to “Borrowing Base” therein and substituting in lieu therein “Secured Borrowing Base”.

2.4  Amendment to Section 8.01.  Section 8.01(13) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof:

“(13) (A) Any adverse judgment shall have been entered in the Senior Notes Litigation, and (B)(i) such adverse judgment shall not have been stayed, annulled or rescinded within 60 days of being entered and (ii) to the extent such judgment has the effect of determining that there has been a default with respect to one or more tranches of Senior Notes based on the Borrower’s failure to make a filing with the Securities and Exchange Commission or to deliver a copy of a Securities and Exchange Commission filing to the applicable trustees or denying a motion for preliminary injunction with respect to such a default, such defaults shall not have been waived by the requisite holders of such applicable tranches of Senior Notes in accordance with the applicable Senior Indentures;”.

SECTION 3.  CONDITIONS PRECEDENT.

3.1  Effective Date.  This Second Amendment shall become effective as of the date first set forth above (the “Second Amendment Effective Date”) following the date on which all of the following conditions have been satisfied or waived:

(a)  Execution and Delivery.  The Agent shall have received:

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                (1)  this Second Amendment, executed and delivered by a duly authorized officer of the Borrower and the Lenders constituting Required Lenders; and

    (2)  an executed Acknowledgment and Consent, in the form set forth as Exhibit A hereto, or a facsimile transmission thereof, from each Guarantor (such Acknowledgment and Consent, together with this Second Amendment, the “Amendment Documents”); and

(b)  After giving effect to this Second Amendment, there shall be no Default or Event of Default.

SECTION 4.  GENERAL.

4.1  Representations and Warranties.

(a)  In order to induce the Agents and the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants to the Agents, the Arrangers and the Lenders that after giving effect to this Second Amendment, the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (after giving effect hereto) as if made on and as of the Second Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that the representations and warranties contained in Section 4.04 (Financial Statements), Section 4.06 (Other Agreements), Section 4.07 (Litigation), Section 4.14 (Law; Environment) and Section 4.17 (Accuracy of Information) shall be deemed to be made as set forth in the Credit Agreement except that such representations and warranties shall be deemed to be made with an exception for the matters identified in the Audit Committee Report giving rise to the Restatement.

(b)  In order to induce the Agents and the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants to the Agents, the Arrangers and the Lenders that each of the Borrower and the Guarantors has all necessary corporate power and authority to execute and deliver the Amendment Documents; the execution and delivery by each such party of the Amendment Documents have been duly authorized by all necessary corporate action on its part; and the Amendment Documents have been duly executed and delivered by each such party and constitute each such party’s legal, valid and binding obligation, enforceable in accordance with its terms.

4.2  Notice of Effectiveness.  The Agent shall promptly advise the Lenders and the Borrower that this Second Amendment has become effective and of the Second Amendment Effective Date.

4.3  APPLICABLE LAW AND JURISDICTION.  THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA.

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4.4  Counterparts.  This Second Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

4.5  Successors and Assigns.  This Second Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and assigns, and upon the Agents and the Lenders and each of their respective successors and assigns.  The execution and delivery of this Second Amendment by any Lender prior to the Second Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

4.6  Continuing Effect.  Except as expressly amended hereby, the Credit Agreement as amended by this Second Amendment shall continue to be and shall remain in full force and effect in accordance with its terms.  This Second Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein.  Any reference to the “Credit Agreement” in any Credit Document or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Second Amendment.

4.7  Headings.  Section headings used in this Second Amendment are for convenience of reference only, are not part of this Second Amendment and are not to affect the constructions o, or to be taken into consideration in interpreting, this Second Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:	BEAZER HOMES USA, INC.,
a Delaware corporation

By: /s/ Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By: /s/ R. Scott Holtzapple
Name: R. Scott Holtzapple
Title: Senior Vice President

CITIBANK, N.A., as a Lender

By: /s/ Marni McManus
Name: Marni McManus
Title: Director

BNP PARIBAS, as a Lender

By: /s/ Duane Helkowski
Name: Duane Helkowski
Title: Managing Director

By: /s/ Melissa Bailey
Name: Melissa Bailey
Title: Vice President

THE ROYAL BANK OF SCOTLAND, as a Lender

By: /s/ William McGinty
Name: William McGinty
Title: Senior Vice President

REGIONS FINANCIAL CORPORATION, as a Lender

By: /s/ Ronny Hudspeth
Name: Ronny Hudspeth
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Wayne E. Olson
Name: Wayne E. Olson
Title: Vice President

UBS LOAN FINANCE, LLC, as a Lender

By: /s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director, Banking Product Services, US

By: /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director Banking, Products Services, US

COMERICA BANK, as a Lender

By: /s/ James Graycheck
Name: James Graycheck
Title: Vice President

EXHIBIT A

ACKNOWLEDGMENT AND CONSENT

Reference is made to the Second Amendment, dated as of October __, 2007 (the “Second Amendment”), to and under the Credit Agreement, dated as of July 25, 2007 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among Beazer Homes USA, Inc., a Delaware corporation (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”) and Wachovia Bank, National Association, as agent (in such capacity, the “Agent”).  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

Each of the undersigned parties to the Guaranty hereby (a) consents to the transactions contemplated by the Second Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guaranty are, and shall remain, in full force and effect after giving effect to the Second Amendment.

GUARANTORS:	APRIL CORPORATION
BEAZER ALLIED COMPANIES HOLDINGS, INC.
BEAZER GENERAL SERVICES, INC.
BEAZER HOMES CORP.
BEAZER HOMES HOLDINGS CORP.
BEAZER HOMES INDIANA HOLDINGS CORP.
BEAZER HOMES SALES, INC.
BEAZER HOMES TEXAS HOLDINGS, INC.
BEAZER REALTY, INC.
BEAZER REALTY CORP.
BEAZER REALTY LOS ANGELES, INC.
BEAZER REALTY SACRAMENTO, INC.
BEAZER/SQUIRES REALTY, INC.
HOMEBUILDERS TITLE SERVICES, INC.
HOMEBUILDERS TITLE SERVICES OF VIRGINIA, INC.

By:	/s/ Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

ARDEN PARK VENTURES, LLC
BEAZER CLARKSBURG, LLC
BEAZER COMMERCIAL HOLDINGS, LLC
BEAZER HOMES INVESTMENTS, LLC
BEAZER HOMES MICHIGAN, LLC

By:	BEAZER HOMES CORP., its Managing Member

By:	/s/ Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

BEAZER SPE, LLC

By:	BEAZER HOMES HOLDINGS CORP., its Member

By:	/s/ Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

BEAZER HOMES INDIANA, LLP
BEAZER REALTY SERVICES, LLC
PARAGON TITLE, LLC
TRINITY HOMES, LLC

By:	BEAZER HOMES INVESTMENTS, LLC,
its Managing Member or Managing Partner

By:	BEAZER HOMES CORP., its Managing Member

By:	/s/ Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

BEAZER HOMES TEXAS, L.P.
TEXAS LONE STAR TITLE, L.P.

By:	BEAZER HOMES TEXAS HOLDINGS, INC., its General Partner

By:	/s/ Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

BH BUILDING PRODUCTS, LP

By:	BH PROCUREMENT SERVICES, LLC, its General Partner

By:	BEAZER HOMES TEXAS, L.P., its Managing Member

By:	BEAZER HOMES TEXAS HOLDINGS, INC., its General Partner

By:	/s/ Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

BH PROCUREMENT SERVICES, LLC

By:	BEAZER HOMES TEXAS, L.P., its Managing Member

By:	BEAZER HOMES TEXAS HOLDINGS, INC., its General Partner

By:	/s/ Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President